Exhibit 23.6




                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Premier Parks Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                   TACKMAN, PILLA, ARNONE AND COMPANY, P.C.





Stanford, Connecticut
October 13, 1995